SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               Yupi Internet Inc.
                               ------------------
             (Exact Name of Registrant as Specified in Its Charter)

               Florida                                   65-0796526
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(State of Incorporation or Organization)       (IRS Employer Identification No.)

           830 Lincoln Road, Second Floor, Miami Beach, Florida 33139
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           (Address of Principal Executive Offices)        (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box: [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box: [X]

Securities Act registration statement file number to which this form relates:
   333-94891
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(If applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                               Name of Each Exchange on Which
to be so Registered                               Each Class is to be Registered
-------------------                               ------------------------------
      None                                                       N/A
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        Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $.0001 par value
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                                (Title of Class)

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

      Information concerning the Common Stock, $.0001 par value per share, of Yupi Internet Inc. ("Yupi") is contained under the caption "Description of Capital Stock" in Yupi's Registration Statement on Form S-1 (File No. 333-94891), as filed with the Securities and Exchange Commission on January 18, 2000, as amended, pursuant to the Securities Act of 1933, as amended (the "Registration Statement"), and such information is incorporated herein by reference.

Item 2.  EXHIBITS

   EXHIBIT NO.            EXHIBIT
   -----------            -------
        1                 Form of Fourth Amended and Restated Articles of
                          Incorporation of Yupi to be filed with the Secretary of State of Florida and effective after the closing of the offering (incorporated herein by reference to Exhibit 3.02 to the Registration Statement).

        2 Form of Amended and Restated By-laws of Yupi to be effective after the closing of the offering (incorporated herein by reference to Exhibit 3.04 to the Registration Statement).

        3 Specimen certificate for shares of Yupi's common stock (incorporated herein by reference to Exhibit
                          4.01 to the Registration Statement).

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Yupi Internet Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                             YUPI INTERNET INC.

                             By:  /s/ LUIS SAN MIGUEL
                                  -------------------
                                  Luis San Miguel
                                  Senior Vice President, Chief Financial Officer
                                    and Treasurer

Date: March 7, 2000